                                                                  Exhibit (e)(4)


   SERVICE REQUEST

                                                                                                      PROTECTION ADVANTAGE SELECT(R)
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                                                                                                               AMERICAN GENERAL LIFE
------------------------------------------------------------------------------------------------------------------------------------
PROTECTION ADVANTAGE SELECT(R) - FIXED OPTION                       MFS(R) Variable Insurance Trust
   - Division 301 - AGL Declared Fixed Interest Account                - Division 892 - New Discovery
PROTECTION ADVANTAGE SELECT(R)                                         - Division 893 - Research
   - VARIABLE DIVISIONS                                             Neuberger Berman Advisers Management Trust
The Alger Portfolios                                                   - Division 895 - Mid Cap Growth
   - Division 872 - Alger Capital Appreciation                         - Division 894 - Socially Responsive
   - Division 873 - Alger Mid Cap Growth                            Oppenheimer Variable Account Funds
American Century(R) Variable Portfolios, Inc.                          - Division 896 - Capital Income
   - Division 874 - Value                                              - Division 897 - Global
American Funds Insurance Series(R)                                  PIMCO Variable Insurance Trust
   - Division 681 - Asset Allocation(SM)                               - Division 905 - CommodityRealReturn(R) Strategy
   - Division 682 - Global Growth(SM)                                  - Division 909 - Global Bond (Unhedged)
   - Division 683 - Growth(SM)                                         - Division 906 - Real Return
   - Division 684 - Growth-Income(SM)                                  - Division 907 - Short-Term
   - Division 685 - High-Income Bond(SM)                               - Division 908 - Total Return
   - Division 686 - International(SM)                               Pioneer Variable Contracts Trust
Anchor Series Trust                                                    - Division 910 - Mid Cap Value
   - Division 687 - Capital Appreciation                            Putnam Variable Trust
   - Division 688 - Government and Quality Bond                        - Division 911 - Diversified Income
Dreyfus Variable Investment Fund                                       - Division 912 - Small Cap Value
   - Division 876 - International Value                             Seasons Series Trust
Fidelity(R) Variable Insurance Products                                - Division 690 - Mid Cap Value
   - Division 877 - Asset Manager                                   SunAmerica Series Trust
   - Division 878 - Contrafund(R)                                      - Division 913 - Aggressive Growth
   - Division 879 - Equity-Income                                      - Division 914 - Balanced
   - Division 880 - Freedom 2020                                    VALIC Company I
   - Division 881 - Freedom 2025                                       - Division 696 - Dynamic Allocation
   - Division 882 - Freedom 2030                                       - Division 691 - Emerging Economies
   - Division 883 - Growth                                             - Division 692 - Foreign Value
   - Division 884 - Mid Cap                                            - Division 915 - International Equities
   - Division 689 - Money Market                                       - Division 916 - Mid Cap Index
Franklin Templeton Variable Insurance Products Trust                   - Division 917 - Money Market I
   - Division 885 - Franklin Small Cap Value Securities                - Division 918 - Nasdaq-100(R) Index
   - Division 886 - Mutual Shares Securities                           - Division 919 - Science and Technology
Invesco Variable Insurance Funds                                       - Division 920 - Small Cap Index
   - Division 871 - Invesco V.I. Global Real Estate                    - Division 921 - Stock Index
   - Division 922 - Invesco V.I. Growth and Income                  VALIC Company II
   - Division 870 - Invesco V.I. International Growth                  - Division 693 - Mid Cap Value
Janus Aspen Series                                                     - Division 694 - Socially Responsible
   - Division 889 - Enterprise                                         - Division 695 - Strategic Bond
   - Division 887 - Forty                                           Vanguard(R) Variable Insurance Fund
   - Division 888 - Overseas                                           - Division 923 - High Yield Bond
JPMorgan Insurance Trust                                               - Division 924 - REIT Index
   - Division 925 - Core Bond
   - Division 891 - International Equity

AGLC102903                                                                                                                   Rev0413

AMERICAN GENERAL                                                                                   VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653


[ ] POLICY         1.POLICY #: ___________________________ Insured: ______________________________________________________
    IDENTIFICATION
COMPLETE THIS        Address: ________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.        Primary Owner (If other than an insured): ______________________________________________

                     Address: ________________________________________________________________________ New Address (yes) (no)

                     Primary Owner's S.S. No. or Tax l.D. No.__________________  Phone Number: (         ) __________ - ____________

                     Joint Owner (If applicable): __________________________________________________________

                     Address: ________________________________________________________________________ New Address (yes) (no)






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[ ] NAME CHANGE    2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name  Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,      ____________________________________________________     ______________________________________________________
Payor or Beneficiary
has changed. (Please Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

------------------------------------------------------------------------------------------------------------------------------------

[ ] CHANGE IN     3. INVESTMENT DIVISION                          PREM %  DED %  INVESTMENT DIVISION                    PREM % DED %
    ALLOCATION       (301) AGL Declared Fixed Interest Account    _____  _____   MFS(R)Variable Insurance Trust
    PERCENTAGES      The Alger Portfolios                                        (892) New Discovery*                   _____  _____
Use this section to  (872) Alger Capital Appreciation             _____  _____   (893) Research                         _____  _____
indicate how         (873) Alger Mid Cap Growth**                 _____  _____   Neuberger Berman Advisers
premiums or monthly  American Century(R)Variable Portfolios, Inc.                Management Trust
deductions are to be (874) Value                                  _____  _____   (895) Mid Cap Growth                   _____  _____
allocated. Total     American Funds Insurance Series(R)                          (894) Socially Responsive**            _____  _____
allocation in each   (681) Asset Allocation(SM)                   _____  _____   Oppenheimer Variable Account Funds
column must equal    (682) Global Growth(SM)*                     _____  _____   (896) Capital Income**                 _____  _____
100%; whole numbers  (683) Growth(SM)                             _____  _____   (897) Global*                          _____  _____
only.                (684) Growth-Income(SM)                      _____  _____   PIMCO Variable Insurance Trust
*If you have the     (685) High-Income Bond(SM)                   _____  _____   (905) CommodityRealReturn(R)Strategy*  _____  _____
Guaranteed Minimum   (686) International(SM)*                     _____  _____   (909) Global Bond (Unhedged)           _____  _____
Death Benefit (GMDB) Anchor Series Trust                                         (906) Real Return                      _____  _____
 Rider there are     (687) Capital Appreciation                   _____  _____   (907) Short-Term                       _____  _____
investment           (688) Government and Quality Bond            _____  _____   (908) Total Return                     _____  _____
requirements for     Dreyfus Variable Investment Fund                            Pioneer Variable Contracts Trust
these investment     (876) International Value**                  _____  _____   (910) Mid Cap Value**                  _____  _____
options. Please      Fidelity(R)Variable Insurance Products                      Putnam Variable Trust
 refer to the        (877) Asset Manager**                        _____  _____   (911) Diversified Income**             _____  _____
prospectus.          (878) Contrafund(R)                          _____  _____   (912) Small Cap Value**                _____  _____
                     (879) Equity-Income                          _____  _____   Seasons Series Trust
**These investment   (880) Freedom 2020**                         _____  _____   (690) Mid Cap Value                    _____  _____
options are          (881) Freedom 2025**                         _____  _____   SunAmerica Series Trust
available only for   (882) Freedom 2030**                         _____  _____   (913) Aggressive Growth**              _____  _____
owners whose         (883) Growth                                 _____  _____   (914) Balanced                         _____  _____
policies were        (884) Mid Cap                                _____  _____   VALIC Company I
effective            (689) Money Market                           _____  _____   (696) Dynamic Allocation*              _____  _____
before 5/1/13.       Franklin Templeton Variable Insurance                       (691) Emerging Economies*              _____  _____
                     Products Trust                                              (692) Foreign Value*                   _____  _____
                     (885) Franklin Small Cap                     _____  _____   (915) International Equities*          _____  _____
                     Value Securities*                                           (916) Mid Cap Index                    _____  _____
                     (886) Mutual Shares Securities               _____  _____   (917) Money Market I**                 _____  _____
                     Invesco Variable Insurance Funds                            (918) Nasdaq-100(R)Index               _____  _____
                     (871) Invesco V.I. Global Real Estate*       _____  _____   (919) Science and Technology*          _____  _____
                     (922) Invesco V.I. Growth and Income         _____  _____   (920) Small Cap Index*                 _____  _____
                     (870) Invesco V.I. International Growth*     _____  _____   (921) Stock Index                      _____  _____
                     Janus Aspen Series                                          VALIC Company II
                     (889) Enterprise                             _____  _____   (693) Mid Cap Value                    _____  _____
                     (887) Forty                                  _____  _____   (694) Socially Responsible             _____  _____
                     (888) Overseas**                             _____  _____   (695) Strategic Bond                   _____  _____
                     JPMorgan Insurance Trust                                    Vanguard(R)Variable Insurance Fund
                     (925) Core Bond                              _____  _____   (923) High Yield Bond**                _____  _____
                     (891) International Equity*                  _____  _____   (924) REIT Index**                     _____  _____
                                                                                 Other:___________________              _____  _____
                                                                                                                         100%   100%

AGCL102903                        Page 2 of 5                            Rev0413

[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form and "Void"
frequency and/or                                                                 Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

------------------------------------------------------------------------------------------------------------------------------------

[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy.   be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
a full duplicate    AGL for cancellation.
policy is being     Day of the month for transfers____________ (Choose a day of the month between 1-28)AGL for cancellation.
requested, a check  Frequency of transfers:______Monthly______Quarterly ______Semi-Annually ______Annually
or money order for  DCA to be made from the following investment option:__________________________________
$25 payable to AGL  Transfer: $________________________($100 minimum, whole dollars only)
must be submitted
with this request.

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[ ] DOLLAR COST   6. (301) AGL Declared Fixed Interest Account   $___________  MFS(R) Variable Insurance Trust
    AVERAGING (DCA)  The Alger Portfolios                                      (892) New Discovery>>                   $___________
    ($5,000 MINIMUM  (872) Alger Capital Appreciation            $___________  (893) Research>>                        $___________
    BEGINNING        (873) Alger Mid Cap Growth*                 $___________  Neuberger Berman Advisers
    ACCUMULATION     American Century(R) Variable Portfolios, Inc.c.           Management Trust
    VALUE)           (874) Value                                 $___________  (895) Mid Cap Growth>>                  $___________
An amount can be     American Funds Insurance Series(R)                        (894) Socially Responsive*>>            $___________
systematically       (681) Asset AllocationSM                    $___________  Oppenheimer Variable Account Funds
transferred from     (682) Global GrowthSM                       $___________  (896) Capital Income*>>                 $___________
any one investment   (683) GrowthSM                              $___________  (897) Global>>                          $___________
option and directed  (684) Growth-IncomeSM                       $___________  PIMCO Variable Insurance Trust
to one or more of    (685) High-Income BondSM                    $___________  (905) CommodityRealReturn(R) Strategy   $___________
the investment       (686) InternationalSM                       $___________  (909) Global Bond (Unhedged)>>          $___________
options below. The   Anchor Series Trust                                       (906) Real Return>>                     $___________
AGL Declared Fixed   (687) Capital Appreciation                  $___________  (907) Short-Term>>                      $___________
Interest Account is  (688) Government and Quality Bond           $___________  (908) Total Return>>                    $___________
not available for    Dreyfus Variable Investment Fund                          Pioneer Variable Contracts Trust
DCA. Please refer to (876) International Value*                  $___________  (910) Mid Cap Value*>>                  $___________
the prospectus for   Fidelity(R) Variable Insurance Products                     Putnam Variable Trust
more information on  (877) Asset Manager*                        $___________  (911) Diversified Income*>>             $___________
the DCA option.      (878) Contrafund(R)                         $___________  (912) Small Cap Value*>>                $___________
NOTE: DCA is not     (879) Equity-Income                         $___________  Seasons Series Trust
available if the     (880) Freedom 2020*                         $___________  (690) Mid Cap Value>>                   $___________
Automatic            (881) Freedom 2025*                         $___________  SunAmerica Series Trust
Rebalancing option   (882) Freedom 2030*                         $___________  (913) Aggressive Growth*>>              $___________
or GMDB Rider have   (883) Growth                                $___________  (914) Balanced>>                        $___________
been chosen.         (884) Mid Cap                               $___________  VALIC Company I
                     (689) Money Market                          $___________  (696) Dynamic Allocation>>              $___________
                     Franklin Templeton Variable Insurance                     (691) Emerging Economies>>              $___________
                     Products Trust                                            (692) Foreign Value>>                   $___________
                     (885) Franklin Small Cap Value Securities   $___________  (915) International Equities>>          $___________
                     (886) Mutual Shares Securities              $___________  (916) Mid Cap Index>>                   $___________
                     Invesco Variable Insurance Funds                          (917) Money Market I*>>                 $___________
                     (871) Invesco V.I. Global Real Estate       $___________  (918) Nasdaq-100(R) Index>>             $___________
                     (922) Invesco V.I. Growth and Income        $___________  (919) Science and Technology>>          $___________
                     (870) Invesco V.I. International Growth     $___________  (920) Small Cap Index>>                 $___________
                     Janus Aspen Series                                        (921) Stock Index>>                     $___________
                     (889) Enterprise                            $___________  VALIC Company II
                     (887) Forty                                 $___________  (693) Mid Cap Value>>                   $___________
                     (888) Overseas*                             $___________  (694) Socially Responsible>>            $___________
                     JPMorgan Insurance Trust                                  (695) Strategic Bond>>                  $___________
                     (925) Core Bond                             $___________  Vanguard(R) Variable Insurance Fund
                     (891) International Equity                  $___________  (923) High Yield Bond*>>                $___________
                                                                               (924) REIT Index*>>                     $___________
                                                                               Other:____________________>>            $___________
                      ______ INITIAL HERE TO REVOKE DCA ELECTION.


AGLC102903                                                   Page 3 of 5                                                     Rev0413
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
[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation value)  ________% : ___________________________________________   _________% :_________________________________________
Use this section to  ________% : ___________________________________________   _________% :_________________________________________
apply for or make    ________% : ___________________________________________   _________% :_________________________________________
changes to Automatic ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of the   ________% : ___________________________________________   _________% :_________________________________________
variable divisions.  ________% : ___________________________________________   _________% :_________________________________________
Please refer to the  ________% : ___________________________________________   _________% :_________________________________________
prospectus for more  ________% : ___________________________________________   _________% :_________________________________________
information on the   ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing Option.
Note: Automatic      _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
Automatic
Rebalancing is
required if the GMDB
Rider has been
chosen.

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[ ] AUTHORIZATION 8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if
    FOR TRANSACTIONS elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change
Complete this        allocations for future premium payments and monthly deductions.
section if you are
applying for or      Initial the designation you prefer:
revoking current     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or         ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm
e-service                   authorized to service my policy.
privileges.
                     AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or
                     e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                     ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE   9. Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of   Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

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[ ] TRANSFER OF  10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section if  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
you want to transfer
money between        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
divisions. The
minimum amount for   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfers is
$500.00. Withdrawals Transfer $_______ or ______% from ____________________________________ to ____________________________________.
from the AGL
Declared Fixed       Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Interest Account to
a Variable Division  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
may only be made
within the 60 days   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
after a policy
anniversary. See     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer limitations
outlined in          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.


AGLC102903                                                          Page 4 of 5                                              Rev0413
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


[ ] REQUEST FOR  11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/       ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
Use this section to  ________ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in policy loan against  effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and
policy values. For   Variable Divisions in use.
detailed information
concerning these two _______________________________________________________________________________________________________________
options please refer
to your policy and   _______________________________________________________________________________________________________________
its related
prospectus. If       _______________________________________________________________________________________________________________
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

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[ ] NOTICE OF    12. The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING      subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state
Complete this        income tax may also be required by your state of residence. You may elect not to have withholding apply by section if you have  checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you
applied for a        do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur partial surrender in penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.
Section 11.
                     Check one: ______ I DO want income tax withheld from this distribution.

                                ______ I DO NOT want income tax withheld from this distribution.

                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

------------------------------------------------------------------------------------------------------------------------------------
[ ] ELECTRONIC   13. American General Life Insurance Company ("AGL") is capable of providing contract and investment option
    DELIVERY         prospectuses, supplements, statements of additional information, and reports via e-mail.  In order to deliver
    CONSENT          these documents via e-mail, we must obtain your consent to this type of delivery format.

                     This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the
Complete this        following communications via e-mail:
section for
electronic delivery         Contract prospectuses and supplements
of documents.               Investment option prospectuses and supplements
                            Statements of additional information
                            Annual and semi-annual investment option reports

                     This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us American General Life Insurance Company, P.O. Box 4880, Houston, Texas 77210-4880, Attn: Policy
                     Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                     In order to participate in this delivery method, you must have access to the following:

                           >>Browser software, such as Microsoft Internet Explorer, or equivalent
                           >>Communication access to the Internet

                     Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer.
                     Materials will be published using Portable Document Format (PDF).  In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                     http://www.adobe.com/products/acrobat/readstep2.html.

                     We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies.  You must notify us every time you change your e-mail address.

                     Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above.  Your e-mail address will not be sold or distributed to third parties.

                     By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                     I consent to receive electronic delivery of the documents specified above.
                     _______________________    ___________________________________________________________________________________
                        Initials of Owner           Please provide your e-mail address

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[ ] AFFIRMATION/ 14. CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
SIGNATURE            TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C)
Complete this        OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
section for ALL      THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
requests.            ---------------------------------------------------------------------------------------------------------------

                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF JOINT OWNER                               SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF ASSIGNEE                                  SIGNATURE OF WITNESS


AGLC102903                                                   Page 5 of 5                                                     Rev0413
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